Exhibit 99.1

Medicines That Make a Difference® NASDAQ: THRX September 5, 2013 THERAVANCE®, the Theravance logo, and MEDICINES THAT MAKE A DIFFERENCE® are registered trademarks of Theravance, Inc. © 2013 Theravance, Inc. All rights reserved.

This presentation contains certain "forward-looking" statements as that term is defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans, objectives and future events. Theravance intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. The words “anticipate”, “expect”, “goal,” “intend”, “objective,” “opportunity,” “plan”, “potential”, “target” and similar expressions are intended to identify such forward-looking statements. Examples of such statements include statements relating to: plans for executing the separation of Theravance into two independent companies, the expected timing of the separation, expectations for the amount and estimated duration of the funding of Theravance Biopharma at the time of the separation, the strategies, plans and objectives of the two companies following the separation, expectations related to the staffing of the two companies, the timing, manner and amount of anticipated potential returns of capital to stockholders if the separation is consummated, the possible tax effects of the separation, the status and timing of clinical studies, data analysis and communication of results, the potential benefits and mechanisms of action of product candidates, the enabling capabilities of Theravance’s approach to drug discovery and its proprietary insights, expectations for product candidates through development and commercialization, and the timing of seeking regulatory approval of product candidates. These statements are based on the current estimates and assumptions of the management of Theravance as of the date of this presentation and are subject to risks, uncertainties, changes in circumstances, assumptions and other factors that may cause the actual results of Theravance to be materially different from those reflected in the forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, risks related to: delays in preparing audited financial statements for Theravance Biopharma, difficulties in effecting the registration of Theravance Biopharma as a public company, failure to obtain necessary consents from third parties, changes in the development or operations of Theravance prior to the separation that could affect the plans for the separation or the cash available for the initial funding of the independent companies, delays encountered in obtaining, or the failure to obtain, the receipt of a private letter ruling from the Internal Revenue Service (should Theravance seek to effect the separation on a tax-free basis), the anticipated separation of Theravance into two independent companies or the intended return of capital to stockholders, the potential that results from clinical or non-clinical studies indicate product candidates are unsafe or ineffective, our dependence on third parties to conduct our clinical studies, delays or failure to achieve regulatory approvals for product candidates, risks of collaborating with third parties to discover, develop and commercialize products and risks associated with establishing distribution capabilities for telavancin with appropriate technical expertise and supporting infrastructure. Other risks affecting Theravance are described under the heading "Risk Factors" contained in Theravance’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) on August 1, 2013 and the risks discussed in our other periodic filings with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Theravance assumes no obligation to update its forward-looking statements. 2 Safe Harbor

 Randomized, double-blind, placebo-controlled, multicenter, incomplete block 5-period cross-over study 62 patients with moderate to severe COPD 6 doses of TD-4208 (22, 44, 88,175, 350 and 700 mcg) Patients received placebo and 4 doses of TD-4208 for 7 days Primary Endpoint: Change from baseline in trough FEV1 Secondary Endpoints: AUC, weighted mean, peak (0-24 hours serial FEV1) Safety, tolerability and pharmacokinetics evaluation 3 TD-4208 Phase 2b Study 0091 Design

 Primary endpoint was met for all doses Statistically significant placebo corrected trough FEV1 ranged from 53 mL to 114 mL on Day 7 All secondary endpoints were met for all doses versus placebo Weighted mean FEV1 (0-24 hour) ranged from 83 mL to 148 mL Median time to reach 100 mL improvement in FEV1 ranged from 0.5 to 1 hour for all TD-4208 doses 4 TD-4208 demonstrated significant bronchodilation over 24 hours Efficacy Summary

Trough FEV1 Weighted Mean FEV1 180 180 *** *** LSMeans ±SE LSMeans ±SE *** *** 150 *** 150 *** *** *** *** 120 ** ** 120 *** 90 90 Day 7 LSMeans Trough FEV1 60 60 30 Day 7 LSMeans Weighted Mean FEV1 (0-24) 30 0 0 Placebo 22 44 88 175 350 700 Placebo 22 44 88 175 350 700 TD-4208 (mcg) TD-4208 (mcg) P-values versus placebo: <0.05* <0.01** <0.001*** All doses achieved statistical significance versus placebo 5 Day 7 Trough and Weighted Mean (0-24h) FEV1

6 Consistent profile over 24 hours Day 7 22 mcg (N=40) 44 mcg (N=39) 88 mcg (N=39) 175 mcg (N=39) 350 mcg (N=39) 700 mcg (N=40) AUC (12-24) to (0-12) 0.96 0.98 0.97 0.98 0.98 0.97 22mcg 44mcg 88mcg 175mcg 350mcg 700mcg 24-Hour Spirometry Profile Supports QD Dosing

 Treatment-related adverse events (AEs) are comparable to placebo No serious adverse events (SAEs) related to treatment No discontinuations due to AEs related to treatment Review of laboratory panels revealed no abnormal trends No clinically significant changes in vital signs No significant change in ECG heart rate, rhythm or QT interval Lack of systemic AEs consistent with low systemic drug levels 7 Safety Summary

Most Frequent Treatment-Related Adverse Events Treatment-related AEs with > 2 patients 8 TD-4208 Placebo (N=61) 22 mcg (N=41) 44 mcg (N=39) 88 mcg (N=40) 175 mcg (N=37) 350 mcg (N=41) 700 mcg (N=37) Subjects Reporting any Treatment-related Event 11 (18.05) 5 (12.2%) 3 (7.7%) 3(7.5%) 5 (13.5%) 3 (7.3%) 6 (16.2%) Dyspnoea 3(4.9%) 0 1 (2.6%) 0 2 (5.4%) 1 (2.4%) 1 (2.7%) Headache 4 (6.6%) 3 (7.3%) 0 0 0 0 1 (2.7%) Cough 0 1 (2.4%) 1 (2.6%) 0 2 (5.4%) 1 (2.4%) 1 (2.7%) Dry mouth 0 0 0 0 0 1 (2.4%) 1 (2.7%) Nausea 1 (1.6%) 0 1 (2.6%) 0 0 0 0 Rash 0 0 0 0 1 (2.7%) 0 1 (2.7%)

TD-4208 Phase 2b Study 0091 Results Summary All doses met primary and secondary efficacy endpoints TD-4208 demonstrated significant bronchodilation over 24 hours All doses of TD-4208 were generally well tolerated and had a safety/tolerability profile comparable to placebo Phase 2b results support further development of TD-4208 as once-a day nebulized treatment for COPD Theravance® 9

Medicines That Make a Difference® THANK YOU NASDAQ: THRX THERAVANCE®, the Theravance logo, and MEDICINES THAT MAKE A DIFFERENCE® are registered trademarks of Theravance, Inc. © 2013 Theravance, Inc. All rights reserved.